Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of November ____, 2014, between BIO-key International, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and permitted assigns, a “Purchaser” and collectively, the “Purchasers”).

PREAMBLE

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement (the “Offering”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Accredited Investor” shall have the meaning ascribed to it in Section 3.2(c).

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.18.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Additional Shares” shall have the meaning ascribed to such term in Section 4.14.

“Additional Warrant” shall have the meaning ascribed to such term in Section 4.8.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Beneficial Ownership Limitation” shall have the meaning ascribed to such term in Section 4.24.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning ascribed to such term in Section 4.1(g).

“Closing” means the Closing of the purchase and sale of the Securities pursuant to Section 2.1 or 2.4.

“Closing Date” means the Closing Date and is the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount at such Closing and (ii) the Company’s obligations to deliver the Securities to be issued and sold at such Closing, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the date hereof in the case of the Closing.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, $0.0001 par value, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Fox Rothschild LLP, Princeton Pike Corporate Center, 997 Lenox Drive, Building 3, Lawrenceville, NJ 08648-2311, Attn: Vincent A. Vietti, Esq., facsimile: (609) 896-1469.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Effective Date” means the earliest of the date that (a) the initial Registration Statement has been declared effective by the Commission, or (b) all of the Underlying Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions and Company counsel has delivered to the Transfer Agent and holders a standing written opinion that resales may then be made by such holders of the Underlying Shares pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

“Escrow Agent” means G&M.

“Escrow Agreement” means the escrow agreement entered into at or about the date hereof, by and among the Company, the Escrow Agent and the Purchasers pursuant to which the Purchasers shall deposit Subscription Amounts with the Escrow Agent to be applied to the transactions contemplated hereunder. The form of Escrow Agreement is annexed hereto as Exhibit B.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock and options to officers, employees, or directors of the Company issued pursuant to plans that have been approved by a majority of the stockholders or a majority of the independent members of the board of directors of the Company consistent with past practices, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder (subject to adjustment for forward and reverse stock splits and the like that occur after the date hereof) and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities and any term thereof have not been amended since the date of this Agreement to increase the number of such securities or to decrease the issue price, exercise price, exchange price or conversion price of such securities and which securities and the principal terms thereof are set forth on Schedule 3.1(g), and described in the SEC Reports filed not later than five (5) days before the Closing Date, (c) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of the securities or assets of a corporation or other entity which holders of such securities or debt are not at any time granted any registration rights but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not primarily for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (e) securities issued or issuable pursuant to this Agreement, or upon exercise of the Warrants, including, without limitation, Section 4.15, or upon exercise of conversion of any such securities, (f) Common Stock or the issuances or grants of options to purchase Common Stock to consultants and service providers, and (g) securities issued or issuable as disclosed on Schedule 1.1 to this Agreement.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FDCA” shall have the meaning ascribed to such term in Section 3.1(nn).

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“G&M” means Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, facsimile: (212) 697-3575.

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(aa).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Listing Default” shall have the meaning ascribed to such term in Section 4.9.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.21.

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(r).

“OFAC” shall have the meaning ascribed to such term in Section 3.1(kk).

“Offering” shall have the meaning ascribed to such term in the Preamble.

“Old Warrant” shall mean a Common Stock purchase warrant described in a Form 8-K filed by the Company with the Commission on October 28, 2013 or the Form 10-Q filed on November 14, 2013, which warrant was issued by the Company to Purchaser on October 25, 2013, or November 8, 2013, pursuant to which the Purchaser was permitted to purchase shares of Common Stock at $0.25 per share of Common Stock.

“Permitted Indebtedness” means (i) the accounts receivable factoring arrangement described in the SEC Reports and (ii) capital lease obligations and purchase money indebtedness of up to $200,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets.

“Permitted Lien” means the individual and collective reference to the following: (A) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP, (B) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries, or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, and (C) Liens incurred prior to or subsequent to the Closing Date in connection with Permitted Indebtedness.

“Per Share Purchase Price” equals $0.10, subject to appropriate adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Protection Period” shall have the meaning ascribed to such term in Section 4.14.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.2(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.2(b).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.7.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit C attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Purchaser as provided for in the Registration Rights Agreement.

“Removal Date” means the date that all of the issued Shares and Warrant Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information requirements under Rule 144 and without volume or manner-of-sale restrictions.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” shall have the meaning ascribed to such term in Section 4.8.

“Reverse Split” shall have the meaning ascribed to such term in Section 4.22.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall mean all reports, schedules, forms, statements and other documents filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof, including the exhibits thereto and documents incorporated by reference therein.

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Laws” means the securities laws of the United States or any state thereof and the rules and regulations promulgated thereunder.

“Share Dilution Adjustment” shall have the meaning ascribed to such term in Section 4.14.

“Share Dilutive Issuance” shall have the meaning ascribed to such term in Section 4.14.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement, including but not limited to Reset Shares and Warrant Shares issued or issuable upon exercise of the Warrants provided that any such share of Common Stock shall not constitute a Share after such share has been irrevocably sold pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 without further restrictions or conditions to transfer pursuant to Rule 144, and provided further that Additional Shares shall constitute Shares only as provided in Section 4.14.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Stock Option Plan” means the Stock Option Plan of the Company in effect as the date of this Agreement, the principal terms of which have been disclosed in the SEC Reports.

“Subscription Amount” means, as to each Purchaser at the Closing, the aggregate amount of cash consideration to be paid for Shares and Warrants purchased hereunder at the Closing as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable and with regard to future events, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Termination Date” shall have the meaning ascribed to such term in Section 2.1(a).

“Trading Day” means a day on which the principal Trading Market is open for trading; provided, that in the event that the Common Stock is not listed or quoted for trading on a Trading Market on the date in question, then Trading Day shall mean a Business Day.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQB or the OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Certificate of Designation, the Warrants, the Escrow Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Broadridge Corporate Issuer Solutions, Inc., and any successor transfer agent of the Company.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.20.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported on the OTCQX, OTCQB or OTC Pink Marketplace maintained by the OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the volume weighted average price of the Common Stock on the first such facility (or a similar organization or agency succeeding to its functions of reporting prices), or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at any Closing in the form of Exhibit A attached hereto and upon the required issuance thereof, the Additional Warrants.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants, provided that any share of Common Stock issued upon exercise of the Warrants shall not constitute an issued Warrant Share for purposes of this Agreement after such share has been irrevocably sold pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 without further restrictions or conditions to transfer pursuant to Rule 144.

ARTICLE II.

PURCHASE AND SALE

2.1            Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each of the Purchasers, severally and not jointly, agrees to purchase Shares and Warrants for an aggregate purchase price of a minimum of $1,200,000 and up to a maximum of $1,900,000 together with delivery of Old Warrants in the amounts set forth in Section 2.2(b)(iii) (“Purchase Price”) (such purchase and sale being the “Closing”). Prior to the initial Closing, each Purchaser shall deliver to the Escrow Agent, inter alia, such Purchaser’s Closing Subscription Amount as set forth on the signature page hereto executed by such Purchaser by a wire transfer of immediately available funds, such amount to be held in a non-interest-bearing escrow account, and the Company shall, on or before the initial Closing Date, deliver to the Escrow Agent, inter alia, a certificate representing the number of Shares and Warrants purchased by each such Purchaser at the Closing as determined pursuant to Section 2.2(a). The Company and each Purchaser shall also deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the initial Closing shall occur at the offices of G&M or such other location as the parties shall mutually agree. After the initial Closing satisfying all of the conditions for a Closing occurs, the Company may conduct any number of additional Closings until the maximum Purchase Price is achieved, however all time effective clauses in the Transaction Documents shall commence on the initial Closing Date and the Purchasers participating in Closings after the initial Closing shall deliver all funds in payment of the Subscription Amount set forth on the signature page hereto by wire transfer of immediately available funds, executed transaction documents, and all other items deliverable at the Closing set forth in Section 2.2(b) directly to the Company pursuant to written instructions provided by the Company. The Transaction Documents will be modified Mutatis Mutandum in connection with Closings, if any, that take place after the initial Closing. Notwithstanding anything herein to the contrary, the final Closing Date shall occur on or before November 25, 2014 (such outside date, “Termination Date”). If the Closing is not held on or before the Termination Date, the Escrow Agent shall cause (i) all subscription documents executed by the Company or a Purchaser to be returned to the Company or such Purchaser, as applicable, and (ii) each Subscription Amount to be returned, without interest or deduction to the Purchaser who delivered such Subscription Amount.

2.2          Deliveries.

(a)           On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Escrow Agent the following:

(i)           (x) this Agreement, the Registration Rights Agreement, and the Escrow Agreement duly executed by the Company;

(ii)          legal opinion of Company Counsel substantially in the form of Exhibit D attached hereto;

(iii)         a certificate evidencing a number of Shares of Common Stock equal to such Purchaser’s Closing Subscription Amount divided by the Per Share Purchase Price registered in the name of such Purchaser; and

(iv)          Warrants registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to one hundred and fifty percent (150%) of such Purchaser’s Shares calculated pursuant to clause (iii) above, with an initial exercise price of $0.15 per share, subject to adjustment therein.

(b)          On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Escrow Agent the following:

(i)          this Agreement, the Registration Rights Agreement and the Escrow Agreement each duly executed by such Purchaser;

(ii)         such Purchaser’s Closing Subscription Amount by wire transfer to the account specified in the Escrow Agreement; and

(iii)     one Old Warrant for each Share acquired pursuant to this Agreement for cancellation by the Company.

2.3           Closing Conditions.

(a)           The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)          the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)         all obligations, covenants and agreements of each Purchaser under this Agreement required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii)      the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement;

(iv)        the Escrow Agent shall have received executed signature pages to this Agreement and the Escrow Agreement from Purchasers showing an agreement to purchase Shares and Warrants hereunder with an aggregate purchase price of a minimum of $1,200,000 to a maximum of $1,900,000 and the Escrow Agent shall have received an aggregate of a minimum of $1,200,000 to a maximum of $1,900,000 in corresponding Subscription Amounts from such Purchasers in cash.

(b)     The respective obligations of a Purchaser hereunder in connection with the Closing, unless waived by such Purchaser, are subject to the following conditions being met:

(i)           the accuracy in all material respects (determined without regard to any materiality, Material Adverse Effect or other similar qualifiers therein) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)          all obligations, covenants and agreements of the Company under this Agreement required to be performed at or prior to the Closing Date shall have been performed;

(iii)         the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)         there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v)     from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market and, at any time from the date hereof prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing; and

(vi)        the Escrow Agent shall have received executed signature pages to this Agreement from Purchasers showing an agreement to purchase Shares and Warrants hereunder with an aggregate purchase price of a minimum of $1,200,000 to a maximum of $1,900,000 and the Escrow Agent shall have received an aggregate of a minimum of $1,200,000 to a maximum of $1,900,000 in corresponding Subscription Amounts from such Purchasers in cash.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the following representations and warranties to each Purchaser as of the Closing Date:

(a)           Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, a majority of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, other than Permitted Liens, subject to restrictions under applicable laws, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. The Company has no Subsidiaries as of the date of this Agreement.

(b)           Organization and Qualification.  The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in violation or default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents.  The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(d)           No Conflicts.  The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) by the Company, any Subsidiary or, any third party under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including Securities Laws), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)           Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other provincial or foreign or domestic federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission pursuant to the Registration Rights Agreement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, if any, all of which, if any, shall have been effectuated prior to the Closing, and (iv) the filing of a Form D with the Commission and such filings as are required to be made under applicable Securities Laws (collectively, the “Required Approvals”).

(f)           Issuance of the Securities.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents and Liens resulting from the activities of any Purchaser. The Company has reserved from its duly authorized capital stock the maximum stated number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(g)           Capitalization.  The capitalization of the Company is as set forth in Schedule 3.1(g). The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Stock Option Plans, the issuance of shares of Common Stock to employees pursuant to the Stock Option Plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or material contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as set forth on Schedule 3.1(g), the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)          Form 8-K; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 12(g), 13(a) or 15(d) thereof, for the two years preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Form 8-K described in Section 4.4, upon its filing, will comply in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The latest audited financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP and are subject to normal, immaterial, year end audit adjustments, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)           Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed not later than five Trading Days prior to the date hereof or not later than five Trading Days prior to the applicable Closing Date as of which this representation and warranty is being made: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, and accrued expenses incurred in the ordinary course of business consistent with past practice, (B) transaction expenses incurred in connection with the Transaction Documents, and (C) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except for the issuances set forth on Schedule 3.1(g). The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable Securities Laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(j)           Litigation.  Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) that would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect, nor to the knowledge of the Company is there any reasonable basis for any such Action that would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor, to the Company’s knowledge, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under Securities Laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or, to the knowledge of the Company, any current or former director or officer of the Company, nor to the knowledge of the Company is there any reasonable basis for any of the foregoing. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)           Labor Relations.  No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected by the Company to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, which could reasonably be expected to result in a Material Adverse Effect and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all applicable U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)           Compliance.  Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)          Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as actually conducted and as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)           Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Permitted Liens. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance, except where the non-compliance would not reasonably be expected to result in a Material Adverse Effect.

(o)     Intellectual Property.

(i)     The term “Intellectual Property Rights” includes:

1.	the name of the Company, all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, “Marks'');

2.	all patents, patent applications, and inventions and discoveries that may be patentable (collectively, “Patents'');

3.	all copyrights in both published works and unpublished works (collectively, “Copyrights”);

4.	all rights in mask works (collectively, “Rights in Mask Works''); and

5.

all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, “Trade Secrets''); owned, used, or licensed by the Company as licensee or licensor.

(ii)     Agreements. The SEC Reports contain a complete and accurate list of all contracts relating to the Intellectual Property Rights to which the Company is a party or by which the Company is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $10,000 under which the Company is the licensee. There are no outstanding and, to Company’s knowledge, no threatened disputes or disagreements with respect to any such agreement.

(iii)     Know-How Necessary for the Business. To the Company’s knowledge: the Intellectual Property Rights are all those necessary for the operation of the Company’s businesses as it is currently conducted or as represented, in writing, to the Purchasers to be conducted. To the Company’s knowledge: the Company is the owner of all right, title, and interest in and to each of the Intellectual Property Rights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and has the right to use all of the Intellectual Property Rights, subject in each case to Permitted Liens. To the Company’s knowledge, no employee of the Company has entered into any contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than of the Company.

(iv)     Know-How Necessary for the Business. The SEC Reports contain a complete and accurate list of all Patents. The Company is the owner of all right, title and interest in and to each of the Patents, free and clear of all Liens and other adverse claims other than Permitted Liens. All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and, except as set forth on Schedule 3.1(o), are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. No Patent has been or is now involved in any interference, reissue, reexamination, or opposition proceeding. To the Company’s knowledge: (1) there is no potentially interfering patent or patent application of any third party, and (2) no Patent is infringed or has been challenged or threatened in any way. To the Company’s knowledge, none of the products manufactured and sold, nor any process or know-how used, by the Company infringes or is alleged to infringe any patent or other proprietary right of any other Person.

(v)     Trademarks. The SEC Reports contain a complete and accurate list and summary description of all Marks. The Company is the owner of all right, title, and interest in and to each of the Marks, free and clear of all Liens and other adverse claims other than Permitted Liens. All Marks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. Except as set forth in Schedule 3.1(o), no Mark has been or is now involved in any opposition, invalidation, or cancellation and, to the Company’s knowledge, no such action is threatened with respect to any of the Marks. To the Company’s knowledge: (1) there is no potentially interfering trademark or trademark application of any third party, and (2) no Mark is infringed or has been challenged or threatened in any way. To the Company’s knowledge, none of the Marks used by the Company infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

(vi)     Copyrights. The SEC Reports contain a complete and accurate list of all Copyrights. The Company is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all Liens and other adverse claims other than Permitted Liens. Except as set forth on Schedule 3.1(o), all the Copyrights have been registered and are currently in compliance with formal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the date of the Closing. No Copyright is infringed or, to the Company’s knowledge, has been challenged or threatened in any way. To the Company’s knowledge, none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party. All works encompassed by the Copyrights have been marked with the proper copyright notice.

(vii) Trade Secrets. With respect to each Trade Secret, the documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual. The Company has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. The Company has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets subject to Permitted Liens. The Trade Secrets are not part of the public knowledge or literature, and, to the Company’s knowledge, have not been used, divulged, or appropriated either for the benefit of any Person (other than the Company) or to the detriment of the Company. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

(p)           Insurance.  The Company and the Subsidiaries are currently insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged.

(q)           Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company except as disclosed on Schedule 3.1(g).

(r)         Money Laundering.  The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened, nor is there any reasonable basis for any of the foregoing.

(s)           Certain Fees.  No brokerage, finder’s fees, commissions or due diligence fees are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents except as set forth on Schedule 3.1(s). The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(s) that may be due in connection with the transactions contemplated by the Transaction Documents.

(t)           Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, registration under the Securities Act is not required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(u)           Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(v)           Registration Rights.  Except as set forth in the SEC Reports, and other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(w)          Listing and Maintenance Requirements.  The Common Stock is quoted on the OTCQB under the symbol BKYI. The Company has not, in the twenty-four (24) months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(x)         Application of Takeover Protections.  The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(y)           Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information.   The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.  All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, taken as a whole is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(z)           No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor, to the knowledge of the Company, any of its Affiliates, nor any Person acting on its or, to the knowledge of the Company, their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities by the Company to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(aa)         Solvency.  Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the aggregate Subscription Amount from all the Purchasers: (i) the fair saleable value of the assets of the Company and its Subsidiaries taken as a whole exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including known contingent liabilities) of the Company and its Subsidiaries as they mature, (ii) the assets of the Company and its Subsidiaries do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company and its Subsidiaries consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company and its Subsidiaries together with the proceeds the Company would receive, were they to liquidate all of their assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of their liabilities when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth all Liens and outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $200,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $200,000 due under leases required to be capitalized in accordance with GAAP.  The Company is not in default with respect to any Indebtedness.

(bb)        Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all required United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no reasonable basis for any such claim.

(cc)         No General Solicitation.  Neither the Company nor, to the knowledge of the Company, any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(dd)         Foreign Corrupt Practices.  Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

(ee)         Accountants.  The Company’s accounting firm is set forth in the SEC Reports. To the knowledge and belief of the Company, such accounting firm is registered with the Public Company Accounting Oversight Board, and shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2014.

(ff)         No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(gg)         Acknowledgment Regarding Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(hh)         Acknowledgment Regarding Purchaser’s Trading Activity.  Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.21 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.  The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities in accordance with all applicable laws at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(ii)         Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

(jj)         Stock Option Plans. Except as set forth on Schedule 3.1(jj), as of the date hereof, no stock options have been granted, nor any commitments made to grant stock options, under the Stock Option Plan, and neither the Company nor any Subsidiary has ever had an option plan, other than the Stock Option Plan and other stock option plans which were described in the SEC Reports and are no longer in effect. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(kk)         Office of Foreign Assets Control.  Neither the Company nor any Subsidiary  nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(ll)         Reporting Company/Shell Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 12(g) of the Exchange Act. Pursuant to the provisions of the Exchange Act, the Company has timely filed all reports and other materials required to be filed by the Company thereunder with the SEC during the preceding twelve months. As of the Closing Date, the Company is not a “shell company” nor a “former shell company” as those terms are employed in Rule 144 under the Securities Act.

(mm)     Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

3.2          Representations and Warranties of the Purchasers.  Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)           Organization; Authority.  Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. If such Purchaser is an entity, the address of its principal place of business is as set forth on the signature page hereto, and if such Purchaser is an individual, the address of its principal residence is as set forth on the signature page hereto.

(b)           Understandings or Arrangements. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c)           Purchaser Status.  At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Such Purchaser has the authority and is duly and legally qualified to purchase and own the Securities. Such Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. Such Purchaser has provided the information in the Accredited Investor Questionnaire attached hereto as Exhibit E (the “Investor Questionnaire”). The information set forth on the signature pages hereto and the Investor Questionnaire regarding such Purchaser is true and complete in all respects. Except as disclosed in the Investor Questionnaire, such Purchaser has had no position, office or other material relationship within the past three years with the Company or Persons (as defined below) known to such Purchaser to be affiliates of the Company, and is not a member of the Financial Industry Regulatory Authority or an “associated person” (as such term is defined under the FINRA Membership and Registration Rules Section 1011).

(d)           Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)           Information on Company. Such Purchaser has been furnished with or has had access to the EDGAR Website of the Commission to the Company’s filings made with the Commission during the period from the date that is two years preceding the date hereof through the tenth business day preceding the Closing Date in which such Purchaser purchases Securities hereunder, including but not limited to the Risk Factor section of the Company’s Annual Report on Form 10-K filed with the Commission for the fiscal year ended December 31, 2013 (hereinafter referred to collectively as the “SEC Reports”).  Purchasers are not deemed to have any knowledge of any information not included in the Reports unless such information is delivered in the manner described in the next sentence.  In addition, such Purchaser may have received in writing from the Company such other information concerning its operations, financial condition and other matters as such Purchaser has requested, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the “Other Written Information”), and considered all factors such Purchaser deems material in deciding on the advisability of investing in the Securities.  Such Purchaser was afforded (i) the opportunity to ask such questions as such Purchaser deemed necessary of, and to receive answers from, representatives of the Company concerning the merits and risks of acquiring the Securities; (ii) the right of access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable such Purchaser to evaluate the Securities; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to acquiring the Securities.

(f)           Certain Transactions and Confidentiality.  Such Purchaser understands and agrees that the Securities have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act, and that such Securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration. Such Purchaser understands and agrees that the Securities are being offered and sold to such Purchaser in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and regulations and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(g)           Communication of Offer. Such Purchaser is not purchasing the Securities as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

(h)     No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(i)     No Conflicts. The execution, delivery and performance of this Agreement and performance under the other Transaction Documents and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto or thereto do not and will not (i) result in a violation of such Purchaser’s charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which such Purchaser is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or perform under the other Transaction Documents nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(j)     Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received written notice of this offering from the Company or any other person setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions after the Closing Date.

(k)     Pre-Existing Relationships. The Purchaser represents and warrants that: (i) the Purchaser has a prior substantial pre-existing relationship with the Company, the Purchaser is not investing in the Offering in connection with or as a result of any Registration Statement on Form S-1, filed with the SEC by the Company   and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

(l)     Title to Old Warrants. The Purchaser (i) has a good, marketable and valid title to the Old Warrants, free and clear of all liens and encumbrances of any kind or nature (ii) is the sole record and beneficial owner of the Old Warrants, (iii) has not sold, pledged, assigned or otherwise transferred any of the Old Warrants and (iv) has the sole power and authority and unrestricted right to transfer the Old Warrants. The Old Warrants are not subject to any right of first refusal or other right or restriction.

(m)     Survival. The foregoing representations and warranties shall survive the Closing Date.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1          Transfer Restrictions.

(a)           The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of such transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement, the Registration Rights Agreement, and the other applicable Transaction Documents and shall have the rights and obligations of a Purchaser under this Agreement and the other Transaction Documents.

(b)          The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES [FOR] WHICH THIS SECURITY IS EXERCISABLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  TO THE EXTENT PERMITTED BY APPLICABLE SECURITIES LAWS, THIS SECURITY [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledge or secure Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

(c)           Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) following any sale of such Underlying Shares pursuant to Rule 144, (ii) if such Underlying Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section 4.1(c), it will, no later than five Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend (such fifth Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends (however, the Corporation shall use reasonable best efforts to deliver such shares within three (3) Trading Days). The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. In lieu of delivering physical certificates representing the unlegended shares, upon request of a Purchaser, so long as the certificates therefor do not bear a legend and the Purchaser is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the unlegended shares by crediting the account of Purchaser’s prime broker with the Depository Trust Company through its Deposit Withdrawal At Custodian system, provided that the Company’s Common Stock is DTC eligible and the Company’s transfer agent participates in the Deposit Withdrawal at Custodian system. Such delivery must be made on or before the Legend Removal Date.

(d)           In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the greater of the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent or the aggregate purchase price of such Shares and Warrant Shares) delivered for removal of the restrictive legend, subject to Section 4.1(c), $10 per Trading Day for each Trading Day following the Legend Removal Date until such Common Stock certificate is delivered without a legend. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(e)     DWAC. In lieu of delivering physical certificates representing the unlegended shares, upon request of a Purchaser, so long as the certificates therefor do not bear a legend and the Purchaser is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the unlegended shares by crediting the account of Purchaser’s prime broker with the Depository Trust Company through its Deposit Withdrawal At Custodian system, provided that the Company’s Common Stock is DTC eligible and the Company’s transfer agent participates in the Deposit Withdrawal at Custodian system. Such delivery must be made on or before the Legend Removal Date.

(f)     Injunction. In the event a Purchaser shall request delivery of Shares as described in this Section 4.1 and the Company is required to deliver such Shares, the Company may not refuse to deliver Shares based on any claim that such Purchaser or anyone associated or affiliated with such Purchaser has not complied with Purchaser’s obligations under the Transaction Documents, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such unlegended shares shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Purchaser in the amount of the greater of (i) 120% of the amount of the aggregate purchase price of the Shares and Warrant Shares which is subject to the injunction or temporary restraining order, or (ii) the VWAP of the Common Stock on the trading day before the issue date of the injunction multiplied by the number of Shares to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Purchaser to the extent Purchaser obtains judgment in Purchaser’s favor.

(g)     Buy-In. In addition to any other rights available to Purchaser, if the Company fails to deliver to a Purchaser Shares as required pursuant to this Agreement and after the Legend Removal Date, the Purchaser, or a broker on the Purchaser’s behalf, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of the shares of Common Stock which the Purchaser was entitled to receive in unlegended form from the Company (a “Buy-In”), then the Company shall promptly pay in cash to the Purchaser (in addition to any remedies available to or elected by the Purchaser) the amount, if any, by which (A) the Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as unlegended Shares, together with interest thereon at a rate of 15% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Purchaser purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of Shares delivered to the Company for reissuance as unlegended shares, the Company shall be required to pay the Purchaser $1,000, plus interest, if any. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In.

4.2           Furnishing of Information; Public Information.

(a)           Until the earliest of the time that (i) no Purchaser owns any Securities, (ii) the Warrants have expired, or (iii) five (5) years after the Closing Date, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b)           At any time commencing on the Closing Date and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to 1% of the aggregate Subscription Amount of such Purchaser’s Securities held by such Purchaser on the 30th day after a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchasers to transfer the Underlying Shares pursuant to Rule 144. The payments to which a Purchaser shall be entitled pursuant to this Section 4.3(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

4.3     Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities by the Company in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4           Securities Laws Disclosure; Publicity.  The Company shall, by 9:00 a.m. (New York City time) on the third (3rd) Trading Day immediately following the Closing Date, issue a press release disclosing the material terms of the transactions contemplated hereby, and shall file a Current Report on Form 8-K including the Transaction Documents as exhibits thereto within the time period required by the Exchange Act. From and after the issuance of such press release and Form 8-K, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market unless the name of such Purchaser is already included in the body of the Transaction Documents, without the prior written consent of such Purchaser, except: (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b). The Company may file a Form 10-Q instead of a Form 8-K, provided such form is filed within the stated time periods.

4.5           Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.6           Use of Proceeds.  The Company will use the net proceeds to the Company from the sale of the Shares and Warrants hereunder for general corporate purposes and working capital. The Company shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation, or (d) in violation of the law, including FCPA or OFAC.

4.7           Indemnification of Purchasers.   Subject to the provisions of this Section 4.7, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of Securities Laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such Purchaser Party’s counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel for all Purchaser Parties.  The Company will not be liable to any Purchaser Party under this Agreement (iv) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; or (v) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.8          Reservation of Common Stock. As of the date hereof, the Company has reserved for each Purchaser and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for each Purchaser for the purpose of enabling the Company to issue Shares pursuant to this Agreement (other than Section 4.14 but only to the extent the number of shares of Common Stock issuable under Section 4.14 is not known) and Warrant Shares equal to one-half (1/2) of the Warrant Shares issuable upon complete exercise of the Warrants (such amount being the “Required Minimum”). The Company undertakes to take all steps, including filing of the Proxy Statement, if necessary, within thirty (30) days of the Closing Date in order to have available and reserved on behalf of the Purchasers the amount of Common Stock necessary for the Company to comply with its reservation obligations owed to the Purchasers in connection with the Warrants issued to Purchasers herein. If ninety (90) days following the Closing Date, there are not sufficient shares available and reserved for the exercise of 100% of the Warrants by all Purchasers, the Company will for each Purchaser voted in favor of a corporate action proposed in a resolution to stockholders of the Company at a formally noticed and held meeting of stockholders of the Company, which resolution, if adopted, would have provided the Company with sufficient authorized and unissued shares to reserve for the exercise of 100% of the Warrants, promptly issue to each such Purchaser who so voted in favor without any further action by each such Purchaser one (1) additional Warrant for every forty cents ($0.40) of such Purchaser’s Subscription Amount (each such Warrant being an “Additional Warrant”), subject to adjustment as set forth in Section 5.23. If one hundred and eighty (180) days following the Closing Date, there are not sufficient shares reserved for exercise of 100% of the Warrants by Purchasers, the Exercise Price of the Warrants held by each Purchaser who voted in favor of a corporate action proposed in a resolution to stockholders of the Company at a formally noticed and held meeting of stockholders of the Company, which resolution, if adopted, would have provided the Company with sufficient authorized and unissued shares to reserve for the exercise of 100% of the Warrants, be automatically reduced to two-thirds (2/3) of the Exercise Price in effect immediately prior to such reduction, subject to further adjustment as described therein and herein and the Required Minimum shall be increased to include all of the Warrant Shares issuable upon exercise of the Warrants and Additional Warrants issuable pursuant to this Section 4.8. If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 90th day after such date. Calculations hereunder with reference to Warrant Shares will be made assuming exercise of the Warrants on a cash basis.

4.9        Listing of Common Stock. The Company hereby agrees to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, if applicable, the Company shall apply to list or quote all of the Shares and Warrant Shares on such Trading Market and promptly secure the listing of all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action necessary to continue the listing or quotation and trading of its Common Stock on a Trading Market until the later of (i) at least five years after the Closing Date, and (ii) for so long as the Warrants are outstanding, and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market at least until five years after the Closing Date and for so long as the Warrants are outstanding. In the event the aforedescribed listing is not continuously maintained for five years after the Closing Date (a “Listing Default”), then in addition to any other rights the Purchasers may have hereunder or under applicable law, on the first day of a Listing Default and on each monthly anniversary of each such Listing Default date (if the applicable Listing Default shall not have been cured by such date) until the applicable Listing Default is cured, the Company shall pay to each Purchaser an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the aggregate Subscription Amount and purchase price of Warrant Shares actually held by such Purchaser on the day of a Listing Default and on every thirtieth day (pro-rated for periods less than thirty days) thereafter until the date such Listing Default is cured. If the Company fails to pay any liquidated damages pursuant to this Section in a timely manner, the Company will pay interest thereon at a rate of 1.5% per month (pro-rated for partial months) to the Purchaser.

4.10        Intentionally Omitted.

4.11         Equal Treatment of Purchasers.  No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the Purchasers that are parties to such Transaction Document. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.12     Intentionally Omitted.

4.13        Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Shares and Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute, but subject to the terms and conditions of the Transaction Documents, and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.14     (a)     Purchase Price Reset. Subject to the last paragraph of Section 4.14(c), from the date of this Agreement until the earlier of (i) such time as no Purchaser and his permitted assigns holds any Securities and (ii) two years after the effective date of the Registration Statement (the “Protection Period”), in the event that the Company issues or sells any shares of Common Stock or any Common Stock Equivalent (calculated on an as converted, as exercised basis) pursuant to which shares of Common Stock may be acquired at a price less than the Per Share Purchase Price or amends the terms of any Common Stock or Common Stock Equivalents or agreement without the consent of the Purchasers if the result of such amendment would be a reduction of the purchase price of Common Stock or a Common Stock Equivalent or an increase in the amount of Common Stock issuable upon conversion, exercise or exchange of such Common Stock Equivalent, in each case to a price less than the Per Share Purchase Price (each a “Share Dilutive Issuance”) (adjusted as described in Section 5.23), then the Company shall promptly issue additional shares of Common Stock to the Purchasers who held outstanding Shares on the date of such Share Dilutive Issuance, for no additional consideration, in an amount sufficient so that the aggregate Subscription Amount paid at the Closing for such outstanding Shares held by Purchasers on the date of such Share Dilutive Issuance (whether or not such Purchasers were the Purchasers at the Closing), when divided by the sum of (i) the total number of outstanding Shares held by the Purchasers on the date of such Share Dilutive Issuance, (ii) any other shares of Common Stock then or theretofore issued in respect of such outstanding Shares (by stock split, stock dividend and similar event) that resulted in an adjustment to the Per Share Purchase Price referred to above pursuant to Section 5.23, and (iii) all Additional Shares issued with respect to such outstanding Shares held by the Purchasers on the date of such Share Dilutive Issuance that were issued as a result of Share Dilutive Issuances that occurred prior to such Share Dilutive Issuance, will equal the price per share of Common Stock in such Share Dilutive Issuance, (each such adjustment, a “Share Dilution Adjustment”, and such shares, the “Additional Shares”). The Additional Shares to be issued in a Share Dilution Adjustment shall be issued by the Company to the Purchasers who held outstanding Shares on the date of the applicable Share Dilutive Issuance (in proportion to the number of such Shares held by such Purchasers on the date of such Share Dilutive Issuance). Such Share Dilution Adjustment shall be made successively whenever such an issuance is made. Such Additional Shares must be delivered to the applicable Purchasers not later than the date the Share Dilutive Issuance occurs. Not later than three (3) Trading Days after each Share Dilutive Issuance (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder a certificate or certificates representing the Additional Shares representing the number of Additional Shares issuable upon a Share Dilution Adjustment.

(b)     Certificate as to Adjustments. In each case of any adjustment or readjustment pursuant to this Section 4.14(a) in the Shares of Common Stock issuable, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock or Common Stock Equivalent issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Per Share Purchase Price and the number of shares of Common Stock to be received upon a Share Dilutive Issuance in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Section 4.14. The Company will forthwith mail a copy of each such certificate to the Purchaser. Purchaser will be entitled to the benefit of the adjustment regardless of the giving of such notice. The Company shall promptly, but not later than the third (3rd) business day after the effectiveness of the adjustment, provide notice to the Purchaser setting forth the Additional Shares issuable after a Share Dilutive Issuance adjustment and setting forth a statement of the facts requiring such adjustment. The timely giving of such notice to Purchaser is a material obligation of the Company.

(c)     Obligation Absolute; Partial Liquidated Damages.  The Company’s obligations to issue and deliver Additional Shares in  accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Purchaser to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Purchaser or any other Person of any obligation to the Company or any violation or alleged violation of law by the Purchaser or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Purchaser in connection with the issuance of such Additional Shares provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Purchaser.  If the Company fails for any reason to deliver to the Purchaser such certificate or certificates pursuant to this Section 4.14 by the Share Delivery Date, the Company shall pay to the Purchaser, in cash, as liquidated damages and not as a penalty, 1% per day Trading Day of the product of (A) such number of Additional Shares that the Company was required to deliver to such Purchaser by the Share Delivery Date multiplied by (B) the highest Closing Sale Price (as defined) of the Common Stock on any Trading Day during the period commencing on the date of a Share Dilutive Issuance by the Company and ending on the date of such delivery under this clause 4.14(c) for each Trading Day after such Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Purchaser’s right to pursue actual damages pursuant to Section 4.1 hereof for the Company’s failure to deliver shares within the period specified herein and the Purchaser shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.  The exercise of any such rights shall not prohibit the Purchaser from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

Notwithstanding the foregoing, this Section 4.14 shall not apply in respect of an Exempt Issuance. No adjustment shall be made hereunder which would require the Purchaser to surrender any shares to the Company. The holder of outstanding Additional Shares is granted the same rights and benefits as a holder of outstanding Shares pursuant to the Transaction Documents, except the rights and benefits of this Section 4.14 and except that such rights and benefits shall not apply to a holder of outstanding Additional Shares after such outstanding Additional Shares have been irrevocably sold pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 without further restrictions or conditions to transfer.

4.15     Preservation of Corporate Existence. The Company shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified might reasonably have a Material Adverse Effect upon the financial condition, business or operations of the Company taken as a whole.

4.16     DTC Program. At all times that Warrants are outstanding, the Company will employ as the transfer agent for the Common Stock and Warrant Shares a participant in the Depository Trust Company Automated Securities Transfer Program and cause the Common Stock to be transferable pursuant to such program.

4.17     Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the sale of the Securities by the Company under this Agreement as required under Regulation D. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.18     Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.19     Exercise Procedure. The form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.20     Subsequent Equity Sales. Without prior written consent of the holders of the majority of the then outstanding Securities, from the date hereof until the end of the Protective Period, the Company will not, without the consent of the Purchasers, enter into any Equity Line of Credit or similar agreement, nor exercise of any of its rights under any Equity Line of Credit entered into as of the Closing Date, floating or Variable Priced Equity Linked Instruments nor any of the foregoing or equity with price reset rights (subject to adjustment for stock splits, distributions, dividends, recapitalizations and the like) (collectively, the “Variable Rate Transaction”).   For purposes hereof, “Equity Line of Credit” shall include any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at an agreed price or price formula, whether entered into prior to or after the Closing Date. “Variable Priced Equity Linked Instruments” shall include: (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (1) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (2) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company’s Common Stock since date of initial issuance, and (B) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock which are valued at a price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security (whether or not such payments in stock are subject to certain equity conditions).  For purposes of determining the total consideration for a convertible instrument (including a right to purchase equity of the Company) issued, subject to an original issue or similar discount or which principal amount is directly or indirectly increased after issuance, the consideration will be deemed to be the actual cash amount received by the Company in consideration of the original issuance of such convertible instrument.

4.21     Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly disclosed or required to be disclosed, whichever occurs first, in the Form 8-K described in Section 4.4.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that it will not engage in any net Short Sales until the six month anniversary of the Closing Date. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed or required to be publicly disclosed, whichever occurs first, by the Company in such Form 8-K, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are required to be disclosed in the Form 8-K described in Section 4.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable Securities Laws from and after the time that the transactions contemplated by this Agreement are first disclosed or required to be disclosed, whichever occurs first, in the Form 8-K described in Section 4.4, and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries after the filing of such Form 8-K or after the date such Form 8-K is required to have been filed, whichever occurs first.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.22     Reverse Split.  In the event the Company attempts or undertakes a reverse split of its Common Stock in order to comply with its obligations set forth in Section 4.8 or for any other reason, then the ratio of the reverse split may not exceed one (1) new share of Common Stock for two (2) old shares of Common Stock, without the consent of the Purchasers (the “Reverse Split”). In connection with any Reverse Split or otherwise, the par value of the Common stock may not exceed $0.0001 per share of Common Stock. Anything to the contrary in the Transaction Documents or any other agreement or document notwithstanding, the Company agrees to reserve on behalf of the Purchasers within one Business Day after the effectuation of the Reverse Split, the amount of Common Stock necessary for the Company to comply with all reservation obligations owed to Purchasers in connection with the Securities, Transaction Documents and any other agreement with any Purchaser, without regard to any waiver, consent or forbearance which might have been given or granted in connection therewith.

4.23     Purchaser’s Exercise Limitations. The Company shall not effect any exercise of the right granted to each Purchaser in Section and 4.14 of this Agreement, and a Purchaser shall not have the right to exercise any portion of such right, pursuant to Section 4.14, to the extent that after giving effect to the issuance after application of such right, the Purchaser (together with the Purchaser’s Affiliates, and any other Persons acting as a group together with the Purchaser or any of the Purchaser’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Purchaser and its Affiliates shall include the number of shares of Common Stock issuable upon application of the rights set forth in Section 4.14 with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) further application of such rights by the Purchaser or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any Warrants or other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Purchaser or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 4.23, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Purchaser that the Company is not representing to the Purchaser that such calculation is in compliance with Section 13(d) of the Exchange Act and the Purchaser is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 4.23 applies, the determination of whether the rights in Section 4.15 (in relation to other securities owned by the Purchaser together with any Affiliates) and of which portion of such rights is exercisable shall be in the sole discretion of the Purchaser, and the submission of an exercise notice or other demand shall be deemed to be the Purchaser’s determination of which rights are exercisable (in relation to other securities owned by the Purchaser together with any Affiliates) and of which portion of the rights are exercisable, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, a Purchaser will be deemed to represent to the Company when it delivers an exercise notice or other demand that such exercise notice or demand has not violated the restrictions set forth in this paragraph, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4.23, in determining the number of outstanding shares of Common Stock, a Purchaser may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Purchaser, the Company shall within two Trading Days confirm orally and in writing to the Purchaser the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Warrants, by the Purchaser or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99%, unless a Purchaser elects on its signature page hereto a different amount for its own Beneficial Ownership Limitation (which shall also apply to and supercede the corresponding Beneficial Ownership Limitation as same relates to the Warrants issued to such electing Purchaser) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock after conversion of a Warrant or any other Common Stock Equivalent. The Purchaser may increase the Beneficial Ownership Limitation at any time and upon not less than 61 days’ prior notice to the Company, may increase the Beneficial Ownership Limitation provisions of this Section 4.23, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of the option held by the Purchaser and the provisions of this Section 4.23 shall continue to apply. Any such increase will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4.23 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of the option right. In the event the limitations in this Section 4.23 would prevent the exercise of a Purchaser’s rights under Section 4.14, then such Purchaser may exercise all such rights and comply with all obligations applicable thereto except that the delivery of Common Stock will be deferred until such time as such Purchaser provides notice to the Company that such Purchaser may receive or beneficially own such Common Stock which exceeds the Beneficial Ownership Limitation without exceeding the then applicable Beneficial Ownership Limitation. In the event the Company’s compliance with Section 4.14 would cause the Purchaser to exceed the Beneficial Ownership Limitation, then the requirement to deliver Additional Shares shall be deferred one or more times until the Purchaser notifies the Company that such delivery will not cause the Purchaser to exceed the Beneficial Ownership Limitation.

4.24     Maintenance of Property. The Company shall keep all of its property, which is necessary or useful to the conduct of its business, in good working order and condition, ordinary wear and tear excepted.

ARTICLE V.

MISCELLANEOUS

5.1         Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice given at any time to the Company, if the Closing has not been consummated on or before November 25, 2014; provided, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties). In the event of any termination by a Purchaser under this Section 5.1, the Company shall promptly (and in any event within two (2) Business Days of such termination) send a Subscription Termination Notice (as defined in the Escrow Agreement) to the Escrow Agent with respect to all of such Purchaser’s subscription amount.

5.2         Fees and Expenses.  Except as expressly set forth in the Transaction Documents, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  Except as set forth in the Warrants, the Company shall pay all Transfer Agent fees, stamp taxes and other similar taxes and duties levied in connection with the delivery of any Securities to the Purchasers. At the Closing the Company agrees to pay pursuant to the Escrow Agreement reasonable legal and Escrow Agent fees of G&M in the amount of $20,000, counsel to some of the Purchasers, incurred in connection with the negotiation, preparation, execution and delivery of the Transaction Documents.

5.3         Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4         Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: BIO-key International, Inc., 3349 Highway 138, Building A, Suite E, Wall, NJ 07719, Attn: Michael W. DePasquale, Chief Executive Officer, facsimile: (732) 359-1101, with a copy by fax only to (which shall not constitute notice): Fox Rothschild LLP, Princeton Pike Corporate Center, 997 Lenox Drive, Building 3, Lawrenceville, NJ 08648-2311, Attn: Vincent A. Vietti, Esq., facsimile: (609) 896-1469, and (ii) if to the Purchasers, to: the addresses and fax numbers indicated on the signature pages hereto, with an additional copy by fax only to (which shall not constitute notice): Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, facsimile: (212) 697-3575.

5.5           Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least a majority of the component of the affected Securities then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. As employed herein, “consent” shall mean consent of the holders of the majority of the then outstanding effected component of the Securities on the date such consent is requested or required.

5.6           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger).  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8           No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.7.

5.9           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then in addition to the obligations of the Company under Section 4.7, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10         Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Securities at the Closings for the applicable statute of limitations.

5.11         Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12         Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13         Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14         Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon surrender and cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, destruction, or mutilation, and of the ownership of such Security.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity and bonds) associated with the issuance of such replacement Securities.

5.15         Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16         Payment Set Aside.  To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17         Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereof or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.  For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through G&M.  G&M does not represent all of the Purchasers.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers. No Purchaser shall act in concert, as a group, or together with any other Purchaser with regard to any vote of the stockholders of the Company contemplated by Section 4.8 or Section 4.22.

5.18         Liquidated Damages.  The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts due thereunder have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19         Saturdays, Sundays, Holidays, etc.     If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20         Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.21     Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the Closing Date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.22         WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.23     Equitable Adjustment. Trading volume amounts, price/volume amounts and similar figures in the Transaction Documents shall be equitably adjusted (but without duplication) to offset the effect of stock splits, similar events and as otherwise described in this Agreement and Warrants.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BIO-KEY INTERNATIONAL, INC.	Address for Notice:

3349 Highway 138 Building A, Suite E Wall, NJ 07719 Fax: (732) 359-1101
By:

Name:
Title:

With a copy to (which shall not constitute notice):

Fox Rothschild LLP Princeton Pike Corporate Center 997 Lenox Drive, Building 3 Lawrenceville, NJ 08648-2311 Attn: Vincent A. Vietti, Esq. Fax: (609) 896-1469

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGES TO BIO-KEY INTERNATIONAL, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: US$________________

Common Stock: ___________________

Warrants ___________________

EIN Number, if applicable, will be provided under separate cover: ________________________

2

EXHIBIT E

ACCREDITED INVESTOR QUESTIONNAIRE

IN CONNECTION WITH INVESTMENT IN COMMON STOCK AND WARRANTS

OF BIO-KEY INTERNATIONAL, INC.,

A DELAWARE CORPORATION

PURSUANT TO SECURITIES PURCHASE AGREEMENT DATED OCTOBER ___, 2014

TO:	BIO-key International, Inc.
3349 Highway 138
Building A, Suite E
Wall, NJ 07719
Fax: (732) 359-1101

INSTRUCTIONS

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is “None” or “Not Applicable”, so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

Your answers will be kept strictly confidential at all times. However, BIO-key International, Inc. (the “Company”) may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of securities of the Company will not result in a violation of the registration provisions of the Securities Act of 1933, as amended, or a violation of the securities laws of any state.

1.     Please provide the following information:

Name:

Name of additional purchaser:

(Please complete information in Question 5)

Date of birth, or if other than an individual, year of organization or incorporation:

2.     Residence address, or if other than an individual, principal office address:

Telephone number:

Social Security Number:

Taxpayer Identification Number:

3

3. Business address:

Business telephone number:

4. Send mail to:          Residence ______          Business _______

5.     With respect to tenants in common, joint tenants and tenants by the entirety, complete only if information differs from that above:

Residence address:

Telephone number:

Social Security Number:

Taxpayer Identification Number:

Business address:

Business telephone number:

Business telephone number:

Send Mail to:           Residence _______          Business _______

6.     Please describe your present or most recent business or occupation and indicate such information as the nature of your employment, how long you have been employed there, the principal business of your employer, the principal activities under your management or supervision and the scope (e.g. dollar volume, industry rank, etc.) of such activities:

7.     Please state whether you (i) are associated with or affiliated with a member of the Financial Industry Regulatory Association, Inc. (“FINRA”), (ii) are an owner of stock or other securities of FINRA member (other than stock or other securities purchased on the open market), or (iii) have made a subordinated loan to any FINRA member:

          _______               _______
            Yes                         No

4

If you answered yes to any of (i) – (iii) above, please indicate the applicable answer and briefly describe the facts below:

8A.     Applicable to Individuals ONLY. Please answer the following questions concerning your financial condition as an “accredited investor” (within the meaning of Rule 501 of Regulation D). If the purchaser is more than one individual, each individual must initial an answer where the question indicates a “yes” or “no” response and must answer any other question fully, indicating to which individual such answer applies. If the purchaser is purchasing jointly with his or her spouse, one answer may be indicated for the couple as a whole:

8.1     Does your net worth* (or joint net worth with your spouse) exceed $1,000,000?

_______               _______
Yes                         No

8.2     Did you have an individual income** in excess of $200,000 or joint income together with your spouse in excess of $300,000 in each of the two most recent years (2012 and 2013) and do you reasonably expect to reach the same income level in the current year (2014)?

_______               _______
Yes                         No

8.3     Are you an executive officer of the Company?

_______               _______
Yes                          No

* For purposes hereof, net worth shall be deemed to include ALL of your assets (other than the value of your primary residence), liquid or illiquid MINUS any liabilities (excluding the value of any mortgage on your home in an amount up to the fair market value of your home).

** For purposes hereof, the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income”. For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

8.B     Applicable to Corporations, Partnerships, Trusts, Limited Liability Companies and other Entities ONLY:

The purchaser is an accredited investor because the purchaser falls within at least one of the following categories (Check all appropriate lines):

5

___

(i) a bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

___	(ii) a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

___	(iii) an insurance company as defined in Section 2(13) of the Act;

___

(iv) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Act”) or a business development company as defined in Section 2(a)(48) of the Investment Act;

___	(v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

___

(vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000;

___

(vii) an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, as amended (the “Employee Act”), where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000, or a self-directed plan the investment decisions of which are made solely by persons that are accredited investors;

___	(viii) a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

___

(ix) an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

___

(x) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated” person, as described in Rule 506(b)(2)(ii) promulgated under the Act, who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

___	(xi) an entity in which all of the equity investors are persons or entities described above (“accredited investors”). ALL EQUITY OWNERS MUST COMPLETE “EXHIBIT A” ATTACHED HERETO.

6

9.A     Do you have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

_______               _______
Yes                         No

ANSWER QUESTION 9B ONLY IF THE ANSWER TO QUESTION 9A WAS “NO.”

9.B     If the answer to Question 9A was “NO,” do you have a financial or investment adviser (a) that is acting in the capacity as a purchaser representative and (b) who has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

_______               _______
Yes                         No

If you have a financial or investment adviser(s), please identify each such person and indicate his or her business address and telephone number in the space below. (Each such person must complete, and you must review and acknowledge, a separate Purchaser Representative Questionnaire which will be supplied at your request).

10.     You have the right, will be afforded an opportunity, and are encouraged to investigate the Company and review relevant factors and documents pertaining to the officers of the Company, and the Company and its business and to ask questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company.

Have you or has your purchaser representative, if any, conducted any such investigation, sought such documents or asked questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company?

_______               _______
Yes                          No

If so, briefly describe:

If so, have you completed your investigation and/or received satisfactory answers to your questions?

_______               _______
Yes                         No

11.     Do you understand the nature of an investment in the Company and the risks associated with such an investment?

_______               _______
Yes                         No

7

12.     Do you understand that there is no guarantee of any financial return on this investment and that you will be exposed to the risk of losing your entire investment?

_______               _______
Yes                         No

13.     Do you understand that this investment is not liquid?

_______               _______
Yes                         No

14.     Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment?

_______               _______
Yes                         No

15.     Are you aware of the Company’s business affairs and financial condition, and have you acquired all such information about the Company as you deem necessary and appropriate to enable you to reach an informed and knowledgeable decision to acquire the Interests?

_______               _______
Yes                         No

16.     Do you have a “pre-existing relationship” with the Company or any of the officers of the Company?

_______               _______
Yes                         No

(For purposes hereof, “pre-existing relationship” means any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the person with whom such relationship exists.)

If so, please name the individual or other person with whom you have a pre-existing relationship and describe the relationship:

8

17.     Exceptions to the representations and warranties made in Section 3.2 of the Securities Purchase Agreement (if no exceptions, write “none” – if left blank, the response will be deemed to be “none”): ___________________________________________________

Dated: _______________, 2014

If purchaser is one or more individuals (all individuals must sign):

(Type or print name of prospective purchaser)

Signature of prospective purchaser

Social Security Number

(Type or print name of additional purchaser)

Signature of spouse, joint tenant, tenant in common or other signature, if required

Social Security Number

9

Annex A

Definition of Accredited Investor

The securities will only be sold to investors who represent in writing in the Securities Purchase Agreement that they are accredited investors, as defined in Regulation D, Rule 501 under the Act which definition is set forth below:

1.     A natural person whose net worth, or joint net worth with spouse, at the time of purchase exceeds $1 million (excluding the value of your primary residence and deducting any mortgage on your primary residence in an amount equal to up to the fair market value of your primary residence); or

2.     A natural person whose individual gross income exceeded $200,000 or whose joint income with that person’s spouse exceeded $300,000 in each of the last two years, and who reasonably expects to exceed such income level in the current year; or

3.     A trust with total assets in excess of $5 million, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person described in Regulation D; or

4.     A director or executive officer of the Company; or

5.     The investor is an entity, all of the owners of which are accredited investors; or

6.     (a) bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, (b) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance Company as defined in Section 2(13) of the Act, (d) an investment Company registered under the Investment Company Act of 1940 or a business development Company as defined in Section 2(a)(48) of such Act, (e) a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) an employee benefit plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, if such plan has total assets in excess of $5 million, (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Securities Act of 1974, and the employee benefit plan has assets in excess of $5 million, or the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, that is either a bank, savings and loan institution, insurance Company, or registered investment advisor, or, if a self-directed plan, with an investment decisions made solely by persons that are accredited investors, (h) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, or (i) an organization described in Section 501(c)(3) of the Internal Revenue code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with assets in excess of $5 million.

10

EXHIBIT “A” TO ACCREDITED INVESTOR QUESTIONNAIRE

ACCREDITED CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, TRUSTS OR OTHER ENTITIES INITIALING QUESTION 8B(xi) MUST PROVIDE THE FOLLOWING INFORMATION.

I hereby certify that set forth below is a complete list of all equity owners in __________________ [NAME OF ENTITY], a                                                [TYPE OF ENTITY] formed pursuant to the laws of the State of                                     . I also certify that EACH SUCH OWNER HAS INITIALED THE SPACE OPPOSITE HIS OR HER NAME and that each such owner understands that by initialing that space he or she is representing that he or she is an accredited individual investor satisfying the test for accredited individual investors indicated under “Type of Accredited Investor.”

signature of authorized corporate officer, general partner or trustee

	Name of Equity Owner	Type of Accredited Investor[1]

1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

1 Indicate which Subparagraph of 8.1 - 8.3 the equity owner satisfies.

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